UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2018

MJ Holdings, Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-167824	20-8235905
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

3275 South Jones Blvd., Suite 104, Las Vegas, NV 89146

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 702-879-4440

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

SECTION 3 - SECURITIES AND TRADING MARKETS

Item 3.02 Unregistered Sales of Equity Securities

On January 3, 2018, MJ Holdings, Inc. (the “Company”), offered and sold 33,334 shares of its common stock, par value $0.001 per share (the “Common Stock”), at a price per share of $0.75, for an aggregate offering price of approximately $25,000.50. On January 8, 2018, the Company offered and sold 66,667 shares of its Common Stock at a price per share of $0.75, for an aggregate offering price of approximately $50,000. On January 30, 2018, the Company, offered and sold 182,001 shares of its Common Stock at a price per share of $0.75, for an aggregate offering price of approximately $136,501. On February 28, 2018, the Company offered and sold 66,667 shares of its Common Stock at a price per share of $0.75, for an aggregate offering price of approximately $50,000.25. On May 29, 2018, the Company offered and sold 213,333 shares of its Common Stock at a price per share of $0.75, for an aggregate offering price of approximately $160,000.  On June 27, 2018, Company, offered and sold 233,332 shares of its Common Stock at a price per share of $0.75, for an aggregate offering price of approximately $174,999.On September 14, 2018, Company, offered and sold 100,000 shares of its Common Stock at a price per share of $0.75, for an aggregate offering price of approximately $75,000. On September 18, 2018, the Company offered and sold 580,000 shares of its Common Stock at a price per share of $0.75, for an aggregate offering price of approximately $435,000. On September 30, 2018, the Company offered and sold 2,009,333 shares of its Common Stock at a price per share of $0.75, for an aggregate offering price of approximately $1,507,000.

The Company issued the above-referenced shares of our Common Stock pursuant to the exemptions for registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 of Regulation D, promulgated under the Securities Act.

SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

Item 4.01 Change in Registrant’s Certifying Accountant

(i) On October 10, 2018, Paritz & Company, P.A. ("Paritz"), the independent registered public accounting firm of MJ Holdings, Inc. (the "Company"), announced its resignation effective on the same date. As a result, the Company's Board of Directors engaged Prager Metis CPAs LLC (“Prager”) to serve as the Company's independent registered public accounting firm effective October 10, 2018.

(ii) The reports of Paritz on the financial statements of the Company as of and for the fiscal years ended December 31, 2017 and 2016 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that the audit reports on the financial statements of the Company for the two fiscal years contained an uncertainty about the Company’s ability to continue as a going concern.

(iii) During the Company's fiscal years ended December 31, 2017 and 2016 and the subsequent interim period from January 1, 2018 to the date of this report, and in connection with the audit of the Company's financial statements for such periods, there were no disagreements between the Company and Paritz on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Paritz, would have caused Paritz to make reference to the subject matter of such disagreements in connection with its audit reports on the Company's financial statements.

(iv) During the Company's fiscal years ended December 31, 2017 and 2016 and the subsequent interim period from January 1, 2018 to the date of this report, there were no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K.

(v) During the Company's fiscal years December 31, 2017 and 2016 and the subsequent interim period from January 1, 2018 to the date of this report, the Company did not consult with Prager regarding any of the matters set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

(vi) The Company has provided Paritz with a copy of the disclosures in this report and has requested that Paritz furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not Paritz agrees with the statements in this Item 4.01. A copy of this letter is filed as Exhibit 16.1 to this report.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit
Number	Description

16.1	Letter to Securities and Exchange Commission from Paritz & Company, P.A., dated October 18, 2018

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 18, 2018	MJ HOLDINGS, INC.

	By:	/s/ Paris Balaouras
Paris Balaouras
Chief Executive Officer

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